UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 2, 2026

Esperion Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150
Ann Arbor, MI
(Address of principal executive offices)

48108
(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

On April 2, 2026, Esperion Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the completion of its previously announced acquisition (the “Merger”) of all of the issued and outstanding stock of Corstasis Therapeutics Inc., a Delaware corporation (“Corstasis”), pursuant to an Agreement and Plan of Merger, dated as of March 2, 2026, by and among the Company, Corstasis, Cirrus Transaction Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and certain other parties described therein (the “Merger Agreement”).

The Company is filing this Current Report on Form 8-K/A (the “Amendment”) solely to amend Item 9.01 of the Original Report to present the required financial statements and pro forma financial information not later than 71 calendar days from the date on which the Original Report was required to be filed, as permitted under Items 9.01(a)(3) and 9.01(b)(2). Except for the filing of such financial statements and pro forma financial information, this Amendment does not otherwise modify or update the Original Report, and this Amendment should be read in conjunction with the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Corstasis as of and for the years ended December 31, 2025 and 2024, and the related notes thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2025, and the unaudited pro forma condensed combined statements of earnings of the Company for the fiscal year ended December 31, 2025, giving pro forma effect to the acquisition of Corstasis are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Redwitz, Inc., independent accountants for Corstasis, dated June 18, 2026.

99.1	Audited consolidated financial statements of Corstasis as of and for the years ended December 31, 2025 and 2024.

99.2
Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2025, and the unaudited pro forma condensed combined statement of operations of the Company for the fiscal year ended December 31, 2025, giving pro forma effect to the Merger.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer